--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   June 12, 1998

Dear Shareholder:

   We are pleased to present our Semi-Annual Report to shareholders for the six months ended April 30, 1998. The report includes a summary of developments in bond and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

   Commonwealth fixed-income markets recorded positive returns over the six months to April 30, 1998. Markets were supported by the generally positive US market and concerns about the deflationary impact of the Asian crisis. However, currency movement detracted from the Fund's performance over the period with Commonwealth currencies, apart from the UK Pound, depreciating against the US dollar.

   The best performer in local currency terms and US dollar terms over the six-month period was the UK market. UK ten-year government bond rates fell over the six months to April 30, 1998, from 6.54% to 5.83%. The strong Pound has caused some slowing in economic growth and helped to contain inflationary pressures. Since the end of April, the UK bond market has continued to perform strongly, although the Pound has weakened. UK ten-year bond rates have fallen 0.21% to 5.62% at the date of this report.

   The Australian fixed-income market strengthened over the six months to April 30, 1998 with ten-year government bond rates falling from 5.96% to 5.77%. The market was supported by slower economic growth and continued low inflation. Canadian rates also fell over the past six months. The New Zealand market lagged the other Commmonwealth markets with the ten-year rate moving up from 6.54% to 6.76%.

   Since the end of April, Commonwealth fixed-income markets have performed strongly. Australian ten-year bond rates have fallen 0.20% to 5.57% at the date of this report. Canadian ten-year bond rates fell 0.08% to 5.30% and New Zealand ten-year bond rates fell 0.05% to 5.71% at the date of this report.

INVESTMENT PERFORMANCE

   The Fund's total return based on Net Asset Value ('NAV') was 0.04% for the six months and 5.8% for the year to April 30, 1998. The Fund's total return based on share price was -6.4% for the six months but a positive 4.3% for the year. The NAV and share price performance both assume reinvestment of distributions.

   The Fund continues to maintain a high quality portfolio, with 93% of assets invested in securities where either the issue or the issuer are rated at least 'AA' by Standard & Poor's Rating Group or 'Aa' by Moody's Investors Service or, if unrated, are judged to be of equivalent quality by the Investment Manager.

DISTRIBUTIONS

   Distributions to common shareholders for the year through April 30, 1998 totalled US 98.5 cents per share. Based on the share price of US$11.19 at April 30, 1998, the cash distribution rate over the last 12 months was 8.8%. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

   On March 12, 1998, the Board of Directors announced a cut in the Fund's monthly distributions by US 0.5 cents per share per month to US 7.75 cents per share, effective with the distribution payable on April 9, 1998. For many years, the Fund has maintained its distributions well above its running yield by distributing a combination of income and realized capital gains. While the capital gains component of the portfolio still remains large, bond yields have continued to fall, resulting in a reduced reinvestment rate. At the date of this report, with the share price at US$11.00, and monthly distributions at US
7.75 cents per share, the annualized distribution rate to shareholders would be 8.5% per annum. At its meeting held on June 11, 1998, the Board of Directors resolved to continue paying a monthly distribution of US 7.75 cents per share through to September when the Board will review the position at its next quarterly meeting. The Board intends to maintain future distributions at as high a level as is practicable in the then current economic climate.
--------------------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

   We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a Participant in the Plan, you will also have the convenience of:

   AUTOMATIC REINVESTMENT -- The Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

   LOWER COSTS -- Shares purchased on your behalf under the Plan will be at reduced brokerage rates;

   CONVENIENCE -- The Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

   If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

   For information on the Fund including weekly updates of share price, NAV, and details of recent distributions, please telephone Investor Relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,

/s/ Brian M. Sherman                                 /s/ Laurence S. Freedman
Brian M. Sherman                                     Laurence S. Freedman
Chairman                                             President

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

PERFORMANCE

DISTRIBUTIONS

   During the 12 months to April 30, 1998, the Fund paid a total of US 98.5 cents per share in distributions, consisting of 11 monthly payments of US 8.25 cents per share and 1 monthly payment of US 7.75 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains if required. The Board revised the current monthly distribution of US 8.25 cents per share in March 1998 down to US 7.75 cents per share effective with the distribution payable on April 9, 1998. The current distribution rate of US 7.75 cents per share per month will be reviewed at the next meeting of the Board to be held in September 1998.

   Based upon the April 30, 1998 share price of US$11.19 and total distributions of US 98.5 cents per share paid over the past 12 months, the shares provided a cash distribution rate of 8.8%. At the date of this report, with the share price at US$11.00, and monthly distributions at US 7.75 cents per share, the annualized cash distribution rate to shareholders would be 8.5% per annum. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

   The Fund's NAV per share at April 30, 1998 was US$13.40. The Fund's total return based on NAV was 0.04% over the six months and 5.8% for the year to April 30, 1998. Since inception, the Fund has returned 8.7% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV per share was US$12.70.

SHARE PRICE PERFORMANCE

   As of April 30, 1998, the Fund's share price as quoted on the New York Stock Exchange was US$11.19, which represented a discount of 16.5% to the NAV of US$13.40. The total investment return, based on the Fund's share price, assuming reinvestment of distributions, was -6.4% over the six months but a positive 4.3% over the year to April 30, 1998. Since inception, the share price return was 4.2% per annum. At the date of this report, the share price was US$11.00, representing a discount of 13.4% to NAV.

AUCTION MARKET PREFERRED STOCK (AMPS)

   The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day Commercial Paper rate. The average interest rate of auction results over the quarter was 5.4% compared with 5.5% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION

   The following table and chart show the geographical composition of the portfolio, expressed as a percentage of the portfolio's total investments. The figures are based on the currencies in which the portfolio is invested.

   TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION


                 COMMENCEMENT OF OPERATIONS*      OCTOBER 31, 1997      JANUARY 31, 1998       APRIL 30, 1998


Australia                      44.7%                 25.7%                 24.9%                 25.5%
Canada                         17.9%                 29.8%                 29.8%                 30.9%
New Zealand                      --                  10.0%                  9.3%                  9.2%
United Kingdom                 36.4%                 33.7%                 35.6%                 33.4%
United States**                 1.0%                  0.8%                  0.4%                  1.0%
TOTAL FUND                    100.0%                100.0%                100.0%                100.0%


 *February 28, 1992.
**It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

                       THE FIRST COMMONWEALTH FUND, INC.
                       ASSET ALLOCATION AT APRIL 30, 1998

                                [PIE CHART]

AUSTRALIA      CANADA        NEW ZEALAND      UNITED KINGDOM     UNITED STATES
  25.5%         30.8%            9.3%             33.4%              1.0%

MATURITY COMPOSITION

   The following table shows the maturity composition of the portfolio. At April 30, 1998, the average maturity of the Fund's assets was 6.7 years, compared with
7.6 years at January 31, 1998 and 7.1 years at April 30, 1997.


  TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS -- APRIL 30,
                                      1998


                 LESS THAN 1 YEAR        1 - 5 YEARS         5 - 10 YEARS        OVER 10 YEARS

Australia               9.5%                38.1%                46.4%                6.0%
Canada                  7.5%                35.7%                23.7%               33.1%
New Zealand            18.6%                37.3%                44.1%                --
United Kingdom          8.6%                15.1%                39.4%               36.9%
United States         100.0%                 --                   --                  --
TOTAL FUND             10.3%                29.2%                36.4%               24.1%


   The following table shows the sectoral exposure of the portfolio, spread between the various securities offered in the Commonwealth bond markets.

TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION -- APRIL 30,
                                      1998

                     SOVEREIGN GOVT. STATE/ PROVINCE                                        CASH OR
                          BONDS           BONDS          EUROBONDS     CORPORATE BONDS    EQUIVALENT

Australia                  10.2%            5.2%             5.1%             3.5%             1.5%
Canada                     18.8%            3.4%             5.5%             1.5%             1.6%
New Zealand                 4.3%             --              2.2%             1.8%             1.0%
United Kingdom             18.0%             --             15.3%             --               0.1%
United States               --               --              --               --               1.0%
TOTAL FUND                 51.3%            8.6%            28.1%             6.8%             5.2%

QUALITY OF INVESTMENTS

   At April 30, 1998, 93% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'AA' by Standard & Poor's Ratings Group or 'Aa' by Moody's Investors Service or, if unrated, were judged to be of equivalent quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed to be at least equivalent to, 'A' quality.

 TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- APRIL 30, 1998


                          AAA/AAA              AA/AA                 A/A
 Australia                  73.1%               26.9%                --
 Canada                      6.8%               87.3%               5.9%
 New Zealand                65.1%               15.6%              19.3%
 United Kingdom             54.0%               35.5%              10.5%
 TOTAL FUND                 45.2%               47.6%               7.2%


                       THE FIRST COMMONWEALTH FUND, INC.
                      QUALITY OF ASSETS AT APRIL 30, 1998
                                [PIE CHART]

                      A         AA          AAA
                     7.2%     47.6%        45.2%

--------------------------------------------------------------------------------
               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
--------------------------------------------------------------------------------

AUSTRALIA

Economy

   The Australian economy grew strongly through 1997. Inflation remained low, with underlying (core) inflation at a 1.4% annual rate. The Manager expects that the fall-out from the Asian crisis will dampen economic growth over the next year or so and could lead to some temporary upward pressure on inflation because of higher import prices. Australia's current account deficit is also likely to rise.

Fixed Income

   The Australian bond market rallied over the six months to April 30, 1998. Australian ten-year bond yields finished at 5.77% down 0.19%. Ninety-day bank bill rates rose from 4.84% to 4.97%. The differential between Australian ten-year Government bond rates and US ten-year Government bond rates fell 0.03% to 0.10%. Since the end of April, the Australian fixed income market has performed strongly. Australian ten-year bond rates have fallen 0.20% to 5.57% at the date of this report.

Currency

   The Australian dollar depreciated by 7.1% against the US dollar during the six-month period. At April 30, 1998, the Australian dollar was trading at US 65 cents. The dollar's weakness reflected continuing concerns about weaker commodity prices and a higher current account deficit, in the wake of the Asian economic crisis. As of the date of this report, the Australian dollar was trading at US 59 cents.

CANADA

Economy

   The Canadian economy grew strongly during the period with inflation at low levels. The unemployment rate has continued to fall. The Manager expects economic growth to remain firm in 1998, despite weaker Asian demand and higher official interest rates. Inflation should remain at the lower end of the Bank of Canada's 1 to 3% target range.

Fixed Income

   The Canadian bond market rallied over the six month period, supported by low inflation, an improving fiscal position and a positive US bond market. The differential against ten-year US treasuries narrowed by 0.05% to be 0.29% below the US bond rate. The Canadian bond market has rallied further since the end of April, Canadian ten-year bond rates have fallen 0.08% to 5.30% at the date of this report.

Currency

   The Canadian dollar depreciated by 2.1% against the US dollar over the six-month period. The Canadian dollar strengthened against other major currencies, including the Deutschemark and the Yen. At the end of April, the currency was trading at US 70 cents. On the date of this report, the Canadian dollar was trading at US 68 cents.

NEW ZEALAND

Economy

   Economic growth has continued to slow and the unemployment rate has risen, reflecting developments in Asia. The current account deficit has risen significantly while inflation has remained low. The Manager expects the easing in overall monetary conditions to cushion the impact of declining economic activity from Asia. The current account deficit is expected to remain high throughout 1998. The CPI is expected to remain within the Reserve Bank of New Zealand's 0 to 3% target range.

Fixed Income

   Over the six months to April 30, 1998, New Zealand ten-year Government bond rates rose from 6.54% to 6.76%. Bond market weakness was associated with a drop in the New Zealand dollar and an increase in short-term interest rates. At the end of April, 90-day bank bills were 8.64%. The New Zealand market has shown some strength in the more recent period. Since the end of April, New Zealand ten-year bond rates have fallen 0.05% to 6.71% at the date of this report.

Currency

   The New Zealand dollar depreciated by 11.0% against the US dollar over the six months to April 30, 1998. The weakness reflected concerns about the Asian economic crisis on New Zealand exports and the current account deficit. At the end of April, the currency was trading at US 56 cents. On the date of this report, the New Zealand dollar was trading at US 50 cents.

UNITED KINGDOM

Economy

   UK economic growth slowed over the past six months, reflecting the stronger Pound and higher official short-term interest rates. The unemployment rate has fallen to 4.8%. Annual headline inflation was at 3.3% in March but core inflation remains around 2.5%, consistent with the Bank of England's inflation target. The Manager expects economic growth to continue to moderate over the next year or so, reflecting the full impact of higher official interest rates and the stronger Pound.

Fixed Income

   The UK bond market was one of the strongest global bond markets over the six months to April 30, 1998. Ten-year government bond rates fell from 6.54% to 5.83%, despite concerns about higher official interest rates. The Gilt market continued to offer attractive yields compared with other European countries. Since the end of April, the UK bond market has continued to perform strongly. UK ten-year bond rates have fallen 0.21% to 5.62% at the date of this report.

Currency

   The Pound was little changed against the US dollar over the period, although appreciated against other major currencies, including the Deutschemark. At April 30, 1998, the currency was trading at US$1.67. On the date of this report, the Pound was trading at $US1.63.

   The following table compares interest rates in Commonwealth countries for various periods since the Fund commenced operations.


                               FEBRUARY 28, 1992
                                 (COMMENCEMENT
                                OF OPERATIONS)        APRIL 30, 1997       OCTOBER 31, 1997       APRIL 30, 1998

 AUSTRALIA:
   90-day Bank Bills                  7.49%                 5.91%                 4.84%                 4.97%
   10-yr Government Bonds            10.14%                 7.83%                 5.96%                 5.77%
 CANADA:
   90-day Bank Bills                  7.15%                 3.15%                 3.97%                 4.80%
   10-yr Government Bonds             8.33%                 6.63%                 5.49%                 5.38%
 NEW ZEALAND:
   90-day Bank Bills                  7.48%                 6.80%                 7.84%                 8.64%
   10-yr Government Bonds             9.23%                 7.85%                 6.54%                 6.76%
 UNITED KINGDOM:
   90-day Bank Bills                 10.85%                 6.29%                 7.05%                 7.19%
   10-yr Government Bonds             9.26%                 7.43%                 6.54%                 5.83%


Yield comparisons are direct and do not take into account currency exchange rates.

EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

----------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)


-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                            VALUE
 (000)                DESCRIPTION                   (US$)
-----------------------------------------------------------


             LONG-TERM INVESTMENTS - 92.4%
             AUSTRALIA - 23.3%
             GOVERNMENT AND SEMI-GOVERNMENT
             BONDS - 14.9%
             COMMONWEALTH OF AUSTRALIA - 9.9%
             Commonwealth of Australia,
  A$   5,000  13.00%, 7/15/00.................    3,788,798
       1,000  9.75%, 3/15/02..................      752,092
       3,000  10.00%, 10/15/02................    2,309,828
       1,000  9.00%, 9/15/04..................      770,920
       4,000  10.00%, 2/15/06.................    3,305,711
       1,000  6.75%, 11/15/06.................      697,170
       1,600  10.00%, 10/15/07................    1,361,270
       1,000  8.75%, 8/15/08..................      799,521
       2,000  7.50%, 9/15/09..................    1,481,772
                                               ------------
                                                 15,267,082
                                               ------------
             NEW SOUTH WALES - 1.6%
             New South Wales Treasury
              Corporation,
       2,000  8.00%, 12/01/01.................    1,412,061
       1,500  7.00%, 4/01/04..................    1,037,449
                                               ------------
                                                  2,449,510
                                               ------------
             QUEENSLAND - 1.9%
             Queensland Treasury Corporation,
       2,000  8.00%, 5/14/03 (Global).........    1,438,512
       1,000  8.00%, 9/14/07..................      743,557
       1,000  8.00%, 9/14/07 (Global).........      745,055
                                               ------------
                                                  2,927,124
                                               ------------
             SOUTH AUSTRALIA - 0.5%
             South Australia Finance
              Authority,
       1,000  12.50%, 10/15/00................      759,779
                                               ------------
             VICTORIA - 0.5%
             Treasury Cor poration of
              Victoria,
       1,000  10.25%, 11/15/06................      836,689
                                               ------------
             WESTERN AUSTRALIA - 0.5%
             Wester n Australia Treasur y
              Corporation,
       1,000  10.00%, 7/15/05.................      807,860
                                               ------------
             Total Australian gover nment and
              semi-gover nment bonds (cost
              US$24,818,192)..................   23,048,044
                                               ------------

             CORPORATE BONDS - 3.4%
             SERVICES - 3.4%
             Australian and Overseas
              Telecommunications Corporation,
  A$   2,000  11.50%, 10/15/02................    1,588,096
       2,000  12.00%, 5/15/06.................    1,763,350
             First Australian National
              Mortgage
              Acceptance Cor poration,
              Ser ies 22,
       2,597  11.40%, 12/15/01................    1,908,515
                                               ------------
             Total Australian corporate bonds
              (cost US$5,410,161).............    5,259,961
                                               ------------
             EUROBONDS - 5.0%
             FINANCIAL SERVICES - 2.5%
             Credit Local de France,
       2,000  10.50%, 1/06/99.................    1,346,520
             Export Finance & Insurance
              Corporation,
       1,750  11.00%, 12/29/04................    1,437,983
             Ing Mercantile Mutual Bank Ltd.,
         500  7.125%, 3/13/02.................      339,187
             State Bank of New South Wales,
       1,000  10.50%, 4/30/99.................      684,205
                                               ------------
                                                  3,807,895
                                               ------------
             SEMI-GOVERNMENT - 0.7%
             South Australia Finance
              Author ity,
         500  12.50%, 5/08/01.................      386,014
             Treasury Cor poration of
              Victoria,
       1,000  9.00%, 6/27/05..................      758,183
                                               ------------
                                                  1,144,197
                                               ------------
             SERVICES - 0.7%
             State Electricity Commission of
              Victoria,
         972  9.25%, 7/27/99..................      662,546
         535  10.50%, 5/27/03.................      417,827
                                               ------------
                                                  1,080,373
                                               ------------
             SUPRANATIONAL - 1.1%
             Eurofima,
       2,000  9.875%, 1/17/07.................    1,623,864
                                               ------------
             Total Australian eurobonds
              (cost US$8,196,832).............    7,656,329
                                               ------------
             Total Australian long-term
              investments
              (cost US$38,425,185)............   35,964,334
                                               ------------

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                            VALUE
 (000)                DESCRIPTION                   (US$)
-----------------------------------------------------------

             CANADA - 28.6%
             GOVERNMENT, PROVINCIAL AND MUNICIPAL
             BONDS - 21.7%
             CANADA - 18.4%
             Canadian Government,
  C$   5,500  7.50%, 3/01/01..................    4,076,154
       6,000  8.50%, 4/01/02..................    4,676,224
       5,000  7.25%, 6/01/03..................    3,802,797
       4,000  8.75%, 12/01/05.................    3,380,979
       2,500  7.25%, 6/01/07..................    1,979,021
       8,000  10.25%, 3/15/14.................    8,325,594
       2,000  9.00%, 6/01/25..................    2,032,867
                                               ------------
                                                 28,273,636
                                               ------------
             AL BERTA - 0.6%
             City of Edmonton,
       1,000  9.625%, 2/13/12.................      944,895
                                               ------------
             BRITISH COLUMBIA - 1.1%
             Province of British Columbia,
       1,000  10.15%, 8/29/01.................      800,280
       1,000  9.50%, 1/09/12..................      942,028
                                               ------------
                                                  1,742,308
                                               ------------
             ONTARIO - 1.6%
             Province of Ontario,
       1,000  8.75%, 4/22/03..................      800,000
       2,000  7.50%, 2/07/24..................    1,667,832
                                               ------------
                                                  2,467,832
                                               ------------
             Total Canadian gover nment,
              provincial and municipal bonds
              (cost US$32,627,776)............   33,428,671
                                               ------------
             CORPORATE BONDS - 1.5%
             DIVERSIFIED INDUSTRIALS - 0.8%
             Bell Telephone Company of Canada,
         500  10.50%, 7/15/09.................      414,860
             Imperial Oil Ltd.,
       1,000  9.875%, 12/15/99................      747,762
                                               ------------
                                                  1,162,622
                                               ------------

             FINANCIAL SERVICES - 0.7%
             Bank of Nova Scotia,
  C$   1,000  10.35%, 7/19/01.................      796,923
             National Bank of Canada,
         500  10.875%, 6/01/98................      351,179
                                               ------------
                                                  1,148,102
                                               ------------
             Total Canadian cor porate bonds
              (cost US$2,654,407).............    2,310,724
                                               ------------
             EUROBONDS - 5.4%
             DIVERSIFIED INDUSTRIALS - 0.3%
             Procter & Gamble Company,
         500  10.875%, 8/15/01................      401,224
                                               ------------
             FINANCIAL SERVICES - 1.9%
             Credit Local de France,
       1,000  6.75%, 3/21/06..................      736,888
             International Bank for
              Reconstruction
              and Development,
       2,000  10.125%, 7/20/99................    1,474,545
             Rabobank Nederland N.V.,
       1,000  9.00%, 12/22/00.................      754,371
                                               ------------
                                                  2,965,804
                                               ------------
             NATURAL RESOURCES - 1.3%
             Ontar io Hydro,
         500  8.50%, 5/26/25..................      467,098
             Quebec Hydro,
       1,500  7.00%, 6/01/04..................    1,121,119
             Tokyo Electric Power Company,
         500  10.50%, 6/14/01.................      395,979
                                               ------------
                                                  1,984,196
                                               ------------
             PROVINCIAL AND MUNICIPAL - 0.8%
             Metropolitan Municipality of
              Toronto,
         750  9.625%, 5/14/02.................      596,591
             Ville de Montreal,
       1,000  6.375%, 2/15/01.................      709,790
                                               ------------
                                                  1,306,381
                                               ------------

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                            VALUE
 (000)                DESCRIPTION                   (US$)
-----------------------------------------------------------

             SUPRANATIONAL - 1.1%
             Bayerische Vereinsbank AG,
   C$    500  7.125%, 7/29/99.................      356,206
             Canada (Cayman),
         750  7.25%, 6/01/08..................      577,579
             Republic of Finland,
       1,000  9.00%, 12/31/98.................      714,678
                                               ------------
                                                  1,648,463
                                               ------------
             Total Canadian eurobonds
              (cost US$8,533,004).............    8,306,068
                                               ------------
             Total Canadian long-term
              investments
              (cost US$43,815,187)............   44,045,463
                                               ------------
             NEW ZEALAND - 8.0%
             GOVER NMENT BONDS - 4.2%
             Gover nment of New Zealand,
  NZ$  1,000  8.00%, 2/15/01..................      560,877
       5,000  8.00%, 4/15/04..................    2,886,015
       5,000  8.00%, 11/15/06.................    2,959,425
                                               ------------
             Total New Zealand government
              bonds
              (cost US$7,504,044).............    6,406,317
                                               ------------
             CORPORATE BONDS - 1.7%
             DIVERSIFIED INDUSTRIALS - 1.5%
             Electricity Corporation of
              New Zealand Ltd.,
       1,750  10.00%, 10/15/01................    1,017,956
       2,500  8.00%, 2/15/03..................    1,375,288
                                               ------------
                                                  2,393,244
                                               ------------
             FINANCIAL SERVICES - 0.2%
             Transpower Finance Ltd.,
         500  8.00%, 6/15/05..................      280,251
                                               ------------
             Total New Zealand corporate bonds
              (cost US$2,948,045).............    2,673,495
                                               ------------
             EUROBONDS - 2.1%
             FINANCIAL SERVICES - 2.1%
             International Bank for
              Reconstruction
              and Development,
       2,000  9.00%, 7/08/99..................    1,111,788
       1,000  7.00%, 9/18/00..................      555,200

             Primary Industry Bank of
              Australia Limited,
  NZ$  1,000  8.25%, 3/27/00..................      551,730
             Societe Generale New Zealand,
       2,000  9.00%, 5/29/98..................    1,109,773
                                               ------------
             Total New Zealand eurobonds
              (cost US$4,095,764).............    3,328,491
                                               ------------
             Total New Zealand long-term
              investments
              (cost US$14,547,853)............   12,408,303
                                               ------------
             UNITED KINGDOM - 32.5%
             GOVERNMENT BONDS - 17.6%
             United Kingdom Treasury,
       1,000  8.00%, 12/07/00.................    1,737,941
       1,000  8.00%, 6/10/03..................    1,815,384
       1,500  6.75%, 11/26/04.................    2,620,625
       2,000  7.50%, 12/07/06.................    3,702,855
       4,000  8.50%, 7/16/07..................    7,915,026
       3,700  8.00%, 12/07/15.................    7,663,019
         750  8.00%, 6/07/21..................    1,605,324
                                               ------------
             Total United Kingdom government
              bonds
              (cost US$24,261,020)............   27,060,174
                                               ------------
             EUROBONDS - 14.9%
             DIVERSIFIED INDUSTRIALS - 3.4%
             Allied Domecq PLC,
       1,000  10.625%, 2/25/99................    1,713,390
             British Gas PLC,
       1,400  8.875%, 7/08/08.................    2,705,903
             Rolls-Royce PLC,
         500  11.625%, 7/30/98................      843,113
                                               ------------
                                                  5,262,406
                                               ------------
             FINANCIAL SERVICES - 7.4%
             Abbey National Treasury
              Services PLC,
       1,250  8.00%, 4/02/03..................    2,209,646
             Barclays Bank PLC,
       1,000  9.875%, 5/29/49.................    1,997,562
             Halifax Building Society,
       1,500  11.00%, 1/17/14.................    3,519,763

-----------------------------------------------------------
PRINCIPAL
 AMOUNT
 LOCAL
CURRENCY                                            VALUE
 (000)                DESCRIPTION                   (US$)
-----------------------------------------------------------

             L loyds Bank PLC,
       1,000  7.375%, 3/11/04.................    1,736,374
             Prudential Finance B.V.,
       1,000  9.375%, 6/04/07.................    1,987,115
                                               ------------
                                                 11,450,460
                                               ------------
             NATURAL RESOURCES - 1.2%
             Thames Water Utilities
              Finance PLC,
       1,000  10.50%, 11/21/01................    1,857,566
                                               ------------
             SUPRANATIONAL - 2.9%
             Republic of Finland,
       1,000  8.00%, 4/07/03..................    1,778,165
       1,250  10.125%, 6/22/08................    2,664,112
                                               ------------
                                                  4,442,277
                                               ------------
             Total United Kingdom eurobonds
              (cost US$19,672,210)............   23,012,709
                                               ------------
             Total United Kingdom long-term
              investments
              (cost US$43,933,230)............   50,072,883
                                               ------------
             Total long-term investments
              (cost US$140,721,455)...........  142,490,983
                                               ------------
             SHOR T-TERM INVESTMENTS - 5.0%
             AUSTRALIA - 1.5%
             Banque Nationale de Paris Fixed
              Deposit,
              4.60%, 5/01/98
  A$   3,537  (cost US$2,304,084).............    2,304,084
                                               ------------

             CANADA - 1.5%
             State Street Bank and Trust
              Company Time Deposit,
              4.40%, 5/06/98
  C$   3,384  (cost US$2,354,408).............    2,366,263
                                               ------------
             NEW ZEALAND - 1.0%
             Bankers Trust New Zealand
              Limited Call Account,
  NZ$  2,750  9.90%, 5/01/98
              (cost US$1,630,259).............    1,476,605
                                               ------------
             UNITED KINGDOM - 0.1%
             State Street Bank and Trust
              Company Fixed Deposit,
              7.00%, 5/05/98
          91  (cost US$151,180)...............      151,488
                                               ------------
             UNITED STATES - 0.9%
  US$  1,446 Repurchase Agreement, State
              Street Bank and Trust
              Company, 5.35% dated
              4/30/98, due 5/01/98 in the
              amount of $1,446,215
              (cost $1,446,000;
              collateralized by $1,450,000
              U.S. Treasury Notes, 5.625%
              due 12/31/99; value
              $1,503,620).....................    1,446,000
                                               ------------
             Total short-term investments
              (cost US$7,885,931).............    7,744,440
                                               ------------
             TOTAL INVESTMENTS - 97.4%
              (cost US$148,607,386)...........  150,235,423
             Other assets in excess of
              liabilities - 2.6%..............    3,972,572
                                               ------------
             TOTAL NET ASSETS - 100.0%........ $154,207,995
                                               ------------
                                               ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998
(UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $148,607,386)..............................................   $150,235,423
Foreign currency, at value (cost $828).................................................            824
Cash...................................................................................            913
Receivable for investments sold........................................................      3,588,388
Interest receivable....................................................................      3,782,044
Prepaid expenses.......................................................................         69,592
                                                                                          ------------
 Total assets..........................................................................    157,677,184
                                                                                          ------------
LIABILITIES
Payable for investments purchased......................................................      2,392,418
Dividends payable - common stock.......................................................        718,131
Investment management fee payable......................................................         94,374
Administration fee payable.............................................................         29,038
Accrued expenses and other liabilities.................................................        235,228
                                                                                          ------------
 Total liabilities.....................................................................      3,469,189
                                                                                          ------------
TOTAL NET ASSETS.......................................................................   $154,207,995
                                                                                          ------------
                                                                                          ------------
Total net assets were composed of:
Common stock:
 Par value ($.001 per share, applicable to 9,266,209 shares issued)....................   $      9,266
 Paid-in capital in excess of par......................................................    127,309,915
Preferred stock ($.001 par value per share and $25,000 liquidation value per share
 applicable to 1,200 shares; Note 4)...................................................     30,000,000
                                                                                          ------------
                                                                                           157,319,181
Distributions in excess of net investment income.......................................        (67,941)
Undistributed net realized gains on investment transactions............................      1,040,939
Net unrealized appreciation on investments.............................................      9,041,540
Accumulated net realized foreign exchange losses.......................................     (5,679,099)
Net unrealized foreign exchange losses.................................................     (7,446,625)
                                                                                          ------------
TOTAL NET ASSETS.......................................................................   $154,207,995
                                                                                          ------------
                                                                                          ------------
Net assets applicable to common shareholders...........................................   $124,207,995
                                                                                          ------------
                                                                                          ------------
Net asset value per common share ($124,207,995 L 9,266,209 shares of
 common stock issued and outstanding)..................................................   $      13.40
                                                                                          ------------
                                                                                          ------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
 Interest and discount earned (net of foreign withholding taxes of $109,711)............   $ 5,793,314
                                                                                           -----------
Expenses
 Investment management fee..............................................................       502,532
 Administration fee.....................................................................       154,625
 Director's fees and expenses...........................................................        75,464
 Independent accountants' fees and expenses.............................................        69,281
 Custodian's fees and expenses..........................................................        66,334
 Reports to shareholders................................................................        55,758
 Auction agent's fees and expenses......................................................        39,318
 Legal fees and expenses................................................................        22,281
 Insurance expense .....................................................................        21,200
 Transfer agent's fees and expenses.....................................................        11,980
 Registration fees......................................................................         8,019
 Excise tax ............................................................................         6,056
 Miscellaneous..........................................................................        10,257
                                                                                           -----------
   Total operating expenses.............................................................     1,043,105
                                                                                           -----------
Net investment income...................................................................     4,750,209
                                                                                           -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
 Net realized gains on investment transactions..........................................     1,075,702
 Net change in unrealized appreciation/depreciation on investments......................      (194,954)
                                                                                           -----------
 Net gains on investments...............................................................       880,748
                                                                                           -----------
 Net increase in total net assets resulting from operations before net foreign exchange
 losses.................................................................................     5,630,957
 Net realized foreign exchange losses...................................................    (2,218,934)
 Net change in unrealized foreign exchange losses.......................................    (3,045,821)
                                                                                           -----------
NET INCREASE IN TOTAL NET ASSETS
 RESULTING FROM OPERATIONS..............................................................   $   366,202
                                                                                           -----------
                                                                                           -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
 (INCLUDING FOREIGN CURRENCY)
Cash flows provided by operating activities
 Interest received (excluding amortization of $33,964).................................   $  6,348,417
 Operating expenses paid...............................................................     (1,005,320)
 Sales of short-term portfolio investments, net........................................       (371,586)
 Purchases of long-term portfolio investments..........................................    (24,704,872)
 Proceeds from sales of long-term portfolio investments................................     25,170,007
 Other.................................................................................        (41,792)
                                                                                          ------------
   Net cash provided by operating activities...........................................      5,394,854
                                                                                          ------------
Cash flows used for financing activities
 Dividends paid to common shareholders.................................................     (4,540,103)
 Dividends paid to preferred shareholders..............................................       (822,240)
                                                                                          ------------
   Net cash used for financing activities..............................................     (5,362,343)
                                                                                          ------------
Effect of exchange rate on cash........................................................        (31,688)
                                                                                          ------------
Net increase in cash...................................................................            823
 Cash at beginning of period...........................................................            914
                                                                                          ------------
 Cash at end of period.................................................................   $      1,737
                                                                                          ------------
                                                                                          ------------

RECONCILIATION OF NET INCREASE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS TO NET
   CASH (INCLUDING FOREIGN CURRENCY) PROVIDED BY OPERATING ACTIVITIES
Net increase in total net assets resulting from operations.............................   $    366,202
                                                                                          ------------
 Decrease in investments...............................................................        365,771
 Net realized gains on investment transactions.........................................     (1,075,702)
 Net realized foreign exchange losses..................................................      2,218,934
 Net change in unrealized appreciation/depreciation on investments.....................        194,954
 Net change in unrealized foreign exchange losses......................................      3,045,821
 Decrease in interest receivable.......................................................        589,067
 Increase in receivable for investments sold...........................................     (2,698,604)
 Net increase in other assets..........................................................        (41,792)
 Increase in payable for investments purchased.........................................      2,392,418
 Increase in accrued expenses and other liabilities....................................         37,785
                                                                                          ------------
 Total adjustments.....................................................................      5,028,652
                                                                                          ------------
Net cash provided by operating activities..............................................   $  5,394,854
                                                                                          ------------
                                                                                          ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             FOR THE
                                                                            SIX MONTHS
                                                                              ENDED        FOR THE YEAR
                                                                            APRIL 30,         ENDED
                                                                               1998        OCTOBER 31,
                                                                           (UNAUDITED)         1997
                                                                           ------------    ------------

INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations
 Net investment income..................................................   $  4,750,209    $ 10,543,121
 Net realized gains on investment transactions..........................      1,075,702         137,489
 Net change in unrealized appreciation/depreciation on investments......       (194,954)      4,973,642
                                                                           ------------    ------------
 Net increase in total net assets resulting from operations before net
   foreign exchange losses..............................................      5,630,957      15,654,252
 Net realized foreign exchange losses...................................     (2,218,934)        (92,892)
 Net change in unrealized foreign exchange losses.......................     (3,045,821)     (8,120,845)
                                                                           ------------    ------------
Net increase in total net assets resulting from operations..............        366,202       7,440,515
                                                                           ------------    ------------
Dividends and distributions to shareholders
 Dividends to common shareholders from net investment income............     (4,493,772)     (9,219,249)
 Dividends to preferred shareholders from net investment income.........       (822,240)     (1,584,660)
 Distributions to common shareholders from net realized gains on
   investment transactions..............................................             --        (138,993)
                                                                           ------------    ------------
Net decrease in total net assets resulting from dividends and
 distributions to shareholders..........................................     (5,316,012)    (10,942,902)
                                                                           ------------    ------------
Total decrease..........................................................     (4,949,810)     (3,502,387)
TOTAL NET ASSETS
Beginning of period.....................................................    159,157,805     162,660,192
                                                                           ------------    ------------
End of period (including distributions in excess of net investment income of $67,941 and undistributed net investment income of
 $497,862, respectively)................................................   $154,207,995    $159,157,805
                                                                           ------------    ------------
                                                                           ------------    ------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                       FOR THE
                                                         SIX
                                                        MONTHS
                                                        ENDED
                                                        APRIL
                                                         30,              FOR THE YEAR ENDED OCTOBER 31,
                                                         1998
                                                       (UNAUDITED)
                                                       --------    --------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                     1997        1996        1995        1994        1993
                                                                   --------    --------    --------    --------    --------
Net asset value per common share, beginning of
period..............................................   $  13.94    $  14.32    $  13.13    $  12.08    $  13.42    $  13.00
                                                       --------    --------    --------    --------    --------    --------
Net investment income...............................       0.51        1.14        1.16        1.19        1.16        1.19
Net realized and unrealized gains (losses) on
 investments and foreign currencies.................      (0.48)      (0.34)       1.21        1.10       (1.33)       0.55
                                                       --------    --------    --------    --------    --------    --------
 Total from investment operations...................       0.03        0.80        2.37        2.29       (0.17)       1.74
                                                       --------    --------    --------    --------    --------    --------
Dividends from net investment income to common
 shareholders.......................................      (0.48)      (0.99)      (1.00)      (1.03)      (0.98)      (0.96)
Dividends from net investment income to preferred
 shareholders.......................................      (0.09)      (0.17)      (0.16)      (0.18)      (0.11)      (0.08)
Distributions from net realized gains on investment
 transactions to common shareholders................         --       (0.02)      (0.01)      (0.03)      (0.07)      (0.26)
Distributions from net realized gains on investment
 transactions to preferred shareholders.............         --          --       (0.01)         --       (0.01)      (0.02)
                                                       --------    --------    --------    --------    --------    --------
 Total dividends and distributions..................      (0.57)      (1.18)      (1.18)      (1.24)      (1.17)      (1.32)
                                                       --------    --------    --------    --------    --------    --------
Net asset value per common share, end of period.....   $  13.40    $  13.94    $  14.32    $  13.13    $  12.08    $  13.42
                                                       --------    --------    --------    --------    --------    --------
                                                       --------    --------    --------    --------    --------    --------
Market value, end of period.........................   $11.1875    $12.4375    $ 11.875    $ 11.375    $ 10.375    $ 12.625
                                                       --------    --------    --------    --------    --------    --------
                                                       --------    --------    --------    --------    --------    --------
Number of shares of common stock outstanding
 (000 omitted)......................................      9,266       9,266       9,266       9,266       9,266       9,249
TOTAL INVESTMENT RETURN BASED ON:(1)
 Market value.......................................      (6.39)%(2)   13.78%     13.89%      20.72%     (10.19%)      2.65%
 Net asset value....................................       0.04%(2)    5.76%      18.99%      19.67%      (1.63%)     13.31%
RATIO TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS(3)/SUPPLEMENTARY DATA:
Net assets of common shareholders, end of period
 (000 omitted)......................................   $124,208    $129,158    $132,660    $121,654    $111,925    $124,146
Average net assets of common shareholders (000
 omitted)...........................................    125,504     130,125     122,887     115,277     118,336     121,323
Operating expenses..................................       1.68%(4)    1.63%       1.70%       1.71%       1.75%       1.73%
Net investment income before preferred stock
 dividends..........................................       7.63%(4)    8.10%       8.73%       9.56%       9.06%       9.03%
Net investment income available to common
 shareholders.......................................       6.31%(4)    6.88%       7.47%       8.09%       8.12%       8.25%
Preferred stock dividends and distributions.........       1.32%(4)    1.22%       1.26%       1.48%       0.94%       0.78%
Portfolio turnover..................................         19%         24%         30%         23%         34%         41%
Senior securities (preferred stock) outstanding
 (000 omitted)......................................   $ 30,000    $ 30,000    $ 30,000    $ 30,000    $ 30,000    $ 30,000
Asset coverage on preferred stock at end of
 period.............................................        514%        530%        542%        505%        473%        514%
---------------------------------------------------------------------------------------------------------------------------


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Total investment returns for periods of less than one full year are not annualized.
(3) Ratios are calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
(4) Annualized.

See Notes to Financial Statements.

---------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
---------------------------------------------

The First Commonwealth Fund, Inc. (the 'Fund') was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's investment objective is to provide high current income by investing in high-grade fixed-income secur ities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the 'Commonwealth Currencies'). The Fund may also seek capital appreciation only as a secondary investment objective. It is expected that norma lly all of the Fund's assets will be invested in a portfolio of secur ities issued or guaranteed by the gover nments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as secur ities issued by cor porations domiciled in those countries. The Fund will, under nor mal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in secur ities denominated in any one Commonwealth Currency. The ability of issuers of debt secur ities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

NOTE 1. ACCOUNTING The following is a summary of
POLICIES           significant accounting policies
                   followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Australian dollar ('A$'), Canadian dollar ('C$'), New Zealand dollar ('NZ$') and United Kingdom pound (') amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities - at the closing rates of exchange as reported by a major bank;

   (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

 The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

 Net realized foreign exchange losses of $2,218,934 for the six months ended April 30, 1998 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange losses of $3,045,821 for the six months ended April 30, 1998 include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rates.

 Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

 The exchange rates of the Commonwealth Currencies utilized by the Fund at April 30, 1998 were US$0.6515 to A$1.00, US$0.6993 to C$1.00, US$0.5552 to NZ$1.00,
and US$1.6716 to 1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid pr ice or the mean between the quoted bid and asked price on the date of determination as obtained from a pr icing source. securities for which market quotations are not readily available are valued at fair value in good faith using methods deter mined by or under the direction of the Fund's Board of Directors.

 Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amor tized cost, if their term to maturity from date of purchase was 60 days or less, or by amor tizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

 In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identi fied cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Forward Currency Contracts: The Fund is authorized to enter into forward currency contracts only for purposes of hedging against the effect that currency fluctuations may have on specific transactions.

 A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The forward currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date and are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 4.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1997, the Fund decreased undistributed net investment income by $487,247, decreased accumulated net realized gains on investments by $135,194 and decreased accumulated net realized foreign exchange losses by $710,781, resulting in a decrease to paid-in capital in excess of par by $88,340. Net investment income, net realized losses on investments and net assets were not affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

 No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distr ibute substantially all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the fiscal year. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional infor mation on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS The Fund has agreements with
                   EquitiLink International Management Limited (the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser'), and
Pr inceton Administrators, L.P. (the 'Administrator'). The Investment Manager and the Investment Adviser are affi liated companies. The Investment Manager has entered into an agreement with Wood Gundy, Inc. (the 'Consultant').

 The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

 The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

 The Investment Manager informed the Fund that it paid $217,317 to the Investment Adviser and $7,984 to the Consultant during the six months ended April 30, 1998.

NOTE 3. PORTFOLIO  Purchases and sales of investment
SECURITIES         securities, other than
                short-term investments, for the six months ended April 30, 1998 aggregated $27,097,290 and $27,868,611, respectively.

 The United States federal income tax basis of the Fund's investments at April 30, 1998 was $141,836,389 and accordingly, net unrealized appreciation for United States federal income tax purposes was $8,399,034 (gross unrealized appreciation - $9,867,742, gross unrealized depreciation - $1,468,708).

NOTE 4. CAPITAL There are 300 million shares of
                $.001 par value common stock authorized. Of the 9,266,209 shares outstanding at April 30, 1998, the Investment Manager owned 10,451 shares.

 There are 100 million shares of $.001 par value of Preferred Stock authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

 Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 5.205% to 5.90% during the six months ended April 30, 1998. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

 The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumu lated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumu lated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

 The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

NOTE 5. SUBSEQUENT Subsequent to April 30, 1998,
DIVIDENDS          the Board of Directors of the
                   Fund declared dividends from undistributed net investment
income of $0.0775 per common share payable on May 29, 1998 and June 30, 1998 to common shareholders of record on May 19, 1998 and June 23, 1998, respectively.

 Subsequent to April 30, 1998 dividends and distributions declared and paid on preferred shares totaled approximately $183,984 for the outstanding preferred share series through June 12, 1998.

DIRECTORS

Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

OFFICERS
Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher,
Assistant Vice President and
Chief Investment Officer
Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The accompanying financial statements as of April 30, 1998, were not audited and, accordingly, no opinion is expressed on them.

INVESTMENT MANAGER
EquitiLink International Management Limited           THE FIRST
Union House, Union Street                             COMMONWEALTH
St. Helier, Jersey, Channel Islands                   FUND, INC.
INVESTMENT ADVISER                                    --------------------------
EquitiLink Australia Limited                          SEMI-ANNUAL REPORT
Level 3, 190 George Street                            APRIL 30, 1998
Sydney, NSW 2000, Australia
CONSULTANT
Wood Gundy, Inc.                                          HIGHLIGHTS OF THIS
BCE Place, P.O. Box 500                                        REPORT
Toronto, Ontario, MSJ 258
Canada                                                 O NAV RETURN 8.7% PER
ADMINISTRATOR                                            ANNUM SINCE INCEPTION*
Princeton Administrators, L.P.                         O 8.8% CASH DISTRIBUTION
Box 9095                                                 RATE FOR THE YEAR TO
Princeton, New Jersey 08543-9095                        APRIL 30, 1998
CUSTODIAN AND TRANSFER AGENT                           O 93% OF THE FUND'S
State Street Bank and Trust Company                      ASSETS INVESTED IN
P.O. Box 8200                                           SECURITIES RATED
Boston, Massachusetts 02266                              'AA'/'AA' OR BETTER
AUCTION AGENT                                          O FUND HOLDS SPREAD OF
Chase Manhattan Bank, N.A.                               HIGH QUALITY BONDS
55 Water Street                                         ACROSS AUSTRALIA, NEW
New York, New York 10041                                 ZEALAND, CANADA AND
INDEPENDENT ACCOUNTANTS                                 UNITED KINGDOM
Price Waterhouse LLP
1177 Avenue of the Americas                             * ASSUMING REINVESTMENT
New York, New York 10036                                 OF DISTRIBUTIONS
LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112
Stikeman Elliot
L40 Chifley Tower
Chifley Square
Sydney, NSW 2000, Australia
The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

   For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217

  This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.

The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600